T. Rowe Price
Equity Income Portfolio

Semiannual Report

June 30, 1998

Dear Investor

The equity market performed very well in the first half of 1998 as low inflation, a benign interest rate environment, and generally healthy corporate earnings provided fuel for the advance. As the first half progressed and signs of a deceleration in economic growth became visible, the environment grew increasingly challenging for value-oriented funds such as yours.

Performance Comparison

Periods Ended 6/30/98                            6 Months           12 Months
-------------------------------------------------------------------------------

Equity Income Portfolio                             6.33%              19.37%

S&P 500                                            17.71               30.16

Lipper Variable Annuity
Underlying Equity Income
Funds Average                                      10.64               22.82

During the first half, company size and the predictability of earnings growth emerged as critical requirements for investment success. Characteristics such as low stock valuations and above-average yield were viewed as something to avoid rather than to seek. As shown in the table, your fund's results lagged the broad market because of its focus on precisely the type of investment approach that has recently been out of favor. Equity income funds in general struggled during the period, and we struggled more than most for reasons we will explain. Nevertheless, for the 12 months ended June 30, 1998, your fund provided an attractive return, which was behind our peer group average. Given the conservative nature of the fund, it is difficult to keep up with the broad market in times of powerful market advances.


DIVIDEND DISTRIBUTION

Your Board of Trustees declared a second quarter income dividend of $0.10 per share, bringing your 1998 total income distribution to $0.19 per share. This distribution was paid on June 29 to shareholders of record on June 25. You should have already received your check or statement reflecting this activity.


PORTFOLIO STRATEGY

In light of the fund's first half performance, it helps to review exactly how the fund invests and why. We follow a value approach, meaning that we invest in companies that our analysis suggests are undervalued on the basis of earnings, dividends, cash flow, asset value, or some combination of these measures. There is a contrarian element to this approach in that many companies that appear undervalued by these measures are often out of favor for a variety of company- or industry-related reasons. We invest in them in the belief that the market's short-term sentiment is often too negative, and that investors will view our companies more favorably in the future. Generally, this is a relatively conservative style of equity investing with reasonable return potential and an emphasis on risk control.

Security Diversification

6/30/98

Common Stocks                    92%

Reserves                          7%

Bonds                             1%

Without doubt, we have been out of sync with the market even though we did nothing differently in the last six months than we have been doing all along. We made the investment decisions outlined in the Major Portfolio Changes table following this letter for the same reasons as in the past. The largest purchases represent companies that have attractively priced earnings and dividend streams and whose share prices are depressed because of various reasons and investor concerns. In our view, these stocks have the ability to advance from their current low prices and provide good returns over time. Each company also offers a reasonable level of dividend income in the current low rate environment.

Our largest sales, on the other hand, were of companies that we bought at significantly lower prices when they were undervalued according to our in-house analysis. They had performed well and no longer appeared as attractively valued to us. We reinvested proceeds from these sales into companies with more upside potential, in our view, that were generally trading at lower multiples of earnings and had higher dividend yields.

However, despite the consistency of our investment approach, several factors combined to hurt results so far in 1998. First, in terms of sector allocation, the fund had little exposure to the strong technology sector and too much exposure to the weaker energy and utility sectors. We deliberately avoided many of the 50 or so S&P 500 stocks that have accounted for so much of the broad market advance, since many had very high price/earnings ratios and low or nonexistent dividend yields. Some individual holdings impaired the first half return as well, including Union Pacific, with its well-publicized problems, and more cyclical stocks such as Dow Chemical and Norfolk Southern, all of which were among our top positions.

In short, some unfortunate short-term sector decisions, a handful of laggards among our major stocks, and our avoidance of many large-capitalization growth companies that do not meet our investment criteria restrained results during the first six months. While we are unhappy about these short-term problems, the fund's 12-month return is still attractive, and the average annual return of 22.46% since the fund's inception on March 31, 1994, is slightly ahead of the peer group average. Since our focus has always been on the long term, we remain confident that our investment approach will continue to provide attractive returns for shareholders.

At the end of June, 92% of total assets were invested in stocks and 8% in bonds and money market securities. This structure has not changed significantly since year-end, and we do not envision major changes going forward.


SUMMARY AND OUTLOOK

In recent reports, we commented that the stock market cannot keep soaring to new heights forever, yet it has been exceeding the expectations of even the most optimistic bulls. However, at some point, stock market returns should begin to moderate from their unsustainable levels. Investor expectations are currently very high, signs of speculative activity are rising, and investors appear more focused on return than on risk.

Nevertheless, despite lofty valuations and the volatile twists and turns that are likely to occur along the way, we are confident that our investment approach will continue to reward investors over time. Whatever type of environment we face, we assure you that our efforts will be focused on making sound investment decisions on your behalf in the months and years ahead.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

Brian C. Rogers
President and Chairman of the
Investment Advisory Committee

July 24, 1998


Portfolio Highlights

Twenty-Five Largest Holdings

                                                 Percent of
                                                 Net Assets
                                                    6/30/98
--------------------------------------------------------------

Mellon Bank                                            1.8%

Exxon                                                  1.5

American Home Products                                 1.5

ALLTEL                                                 1.4

Amoco                                                  1.4

Atlantic Richfield                                     1.3

Dow Chemical                                           1.3

Philip Morris                                          1.2

Chevron                                                1.2

Pharmacia & Upjohn                                     1.2

St. Paul Companies                                     1.1

Norfolk Southern                                       1.1

SBC Communications                                     1.1

Texaco                                                 1.1

General Mills                                          1.1

Starwood Hotels & Resorts                              1.1

GE                                                     1.1

GTE                                                    1.0

Anheuser-Busch                                         1.0

J. P. Morgan                                           1.0

Mobil                                                  1.0

United States Surgical                                 1.0

Union Pacific                                          1.0

AT&T                                                   1.0

American General                                       0.9
--------------------------------------------------------------

Total                                                 29.4%
--------------------------------------------------------------


Portfolio Highlights

Major Portfolio Changes

Six Months Ended 6/30/98
Listed in descending  order of size

LARGEST PURCHASES (10)
--------------------------------------------------------------------------------

Starwood  Hotels & Resorts*

Kimberly-Clark

Hercules*

Amoco

Browning-Ferris*

TRW*

3M

Exxon

Chevron

Norfolk Southern


LARGEST SALES (10)
--------------------------------------------------------------------------------

Echlin**

AT&T

Enron**

Sprint**

McGraw-Hill**

American Express**

Repsol**

Unilever N.V.**

C.R. Bard**

Western Resources**
--------------------------------------------------------------------------------

  *  Position added.
 **  Position eliminated.


Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Equity Income Portfolio

As of 6/30/98

                                       Lipper Variable
                                       Annuity Underlying       Equity
                      S&P 500          Equity Income Funds      Income
                      Index            Average                  Portfolio

3/31/94               10,000           10,000                   10,000

6/94                  10,042           10,132                   10,170

6/95                  12,660           12,067                   12,409

6/96                  15,952           14,834                   15,536

6/97                  21,487           19,274                   19,815

6/98                  27,968           23,431                   23,653


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Equity Income Portfolio

Periods Ended 6/30/98
                                              Since              Inception
         1 Year            3 Years        Inception                   Date
--------------------------------------------------------------------------------
         19.37%            23.99%            22.46%                3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights

T. Rowe Price Equity Income Portfolio
(Unaudited)

                                For a share outstanding throughout each period
                         -------------------------------------------------------
                         6 Months       Year                          3/31/94
                            Ended      Ended                          Through
                          6/30/98   12/31/97   12/31/96   12/31/95   12/31/94

NET ASSET VALUE
Beginning of period      $  18.59   $  15.26   $  13.21   $  10.42   $  10.00

Investment activities
  Net investment income      0.19       0.40       0.42       0.44       0.30
  Net realized and
  unrealized gain (loss)     0.99       3.94       2.13       3.05       0.41

  Total from
  investment activities      1.18       4.34       2.55       3.49       0.71

Distributions
  Net investment income     (0.19)     (0.40)     (0.42)     (0.44)     (0.29)
  Net realized gain         (0.05)     (0.61)     (0.08)     (0.26)      --

  Total distributions       (0.24)     (1.01)     (0.50)     (0.70)     (0.29)

NET ASSET VALUE
End of period            $  19.53   $  18.59   $  15.26   $  13.21   $  10.42
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return(C)              6.33%     28.85%     19.56%     34.76%      7.15%

Ratio of expenses to
average net assets           0.85%!     0.85%      0.85%      0.85%      0.85%!

Ratio of net investment
income to average
net assets                   2.13%!     2.56%      2.94%      3.61%      3.88%!

Portfolio turnover rate       9.8%      20.5%      17.4%      10.1%      21.3%!

Net assets,
end of period
(in thousands)           $464,766   $344,724   $103,751   $ 14,658   $  2,191

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets

T. Rowe Price Equity Income Portfolio
June 30, 1998 (Unaudited)

                                            Shares/Par                 Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  92.6%

FINANCIAL  15.6%

Bank and Trust  9.0%

BANC ONE                                        71,327            $    3,981

BankBoston                                      45,600                 2,536

Bankers Trust New York                          29,500                 3,424

Chase Manhattan                                 51,008                 3,851

First Union                                     56,410                 3,286

Fleet Financial Group                           39,900                 3,332

J. P. Morgan                                    40,000                 4,685

Mellon Bank                                    117,500                 8,181

Mercantile Bankshares                           39,950                 1,390

National City                                   32,200                 2,286

PNC Bank                                        31,000                 1,668

Wells Fargo                                      8,666                 3,198

                                                                      41,818

Insurance  5.0%

American General                                62,000                 4,414

EXEL                                            40,800                 3,175

Hilb, Rogal and Hamilton                         4,000                    62

Lincoln National                                27,200                 2,485

SAFECO                                          86,300                 3,918

St. Paul Companies                             126,976                 5,341

Transamerica                                    22,000                 2,533

Willis-Corroon ADR                             111,500                 1,401

                                                                      23,329
Financial Services 1.6%

Fannie Mae                                      69,100                 4,198

Travelers Group                                 53,399                 3,237

                                                                       7,435

Total Financial                                                       72,582


UTILITIES  14.9%

Telephone Services  7.9%

ALLTEL                                         141,600                 6,585

AT&T                                            77,700                 4,439

BCE ADR                                         66,000                 2,817

Bell Atlantic                                   78,000                 3,559

BellSouth                                       45,100                 3,027

Frontier                                        68,000                 2,142

GTE                                             87,300                 4,856

SBC Communications                             127,942                 5,118

Southern New England
  Telecommunications                            38,900            $    2,548

U.S. West                                       41,050                 1,929

                                                                      37,020

Electric Utilities 7.0%

BGE                                             43,500                 1,351

Central and South West                          59,300                 1,594

Dominion Resources                              55,850                 2,276

DQE                                             60,912                 2,193

Duke Energy                                     64,700                 3,833

Entergy                                         53,400                 1,535

FirstEnergy                                    105,220                 3,235

GPU                                             40,600                 1,535

Houston Industries                              90,100                 2,782

PacifiCorp                                      80,400                 1,819

PECO Energy                                     70,600                 2,061

Southern Company                               125,400                 3,472

Teco Energy                                     54,400                 1,459

Unicom                                          95,400                 3,345

                                                                      32,490

Total Utilities                                                       69,510


CONSUMER NONDURABLES  17.4%

Cosmetics  0.9%

International Flavors &
Fragrances                                      94,600                 4,109

                                                                       4,109

Beverages  1.7%

Anheuser-Busch                                 102,100                 4,818

Brown-Forman (Class B)                          45,300                 2,910

                                                                       7,728

Food Processing 3.9%

General Mills                                   74,200                 5,073

Heinz                                           52,000                 2,919

Kellogg                                         47,000                 1,766

McCormick                                      103,700                 3,704

Quaker Oats                                     67,300                 3,697

Sara Lee                                        16,400                   917

                                                                      18,076

Hospital Supplies/Hospital Management 2.7%

Abbott Laboratories                             65,600                 2,682

Bausch & Lomb                                   51,100                 2,561

Baxter International                            24,900                 1,340

Smith & Nephew (GBP) *                         512,000            $    1,278

United States Surgical                         101,800                 4,645

                                                                      12,506

Pharmaceuticals 3.2%

American Home Products                         132,600                 6,862

Amgen *                                         19,600                 1,282

Johnson & Johnson                               16,300                 1,202

Pharmacia & Upjohn                             120,992                 5,581

                                                                      14,927

Miscellaneous Consumer Products 5.0%

Armstrong World                                 33,500                 2,257

Fortune Brands                                  87,100                 3,348

Philip Morris                                  146,300                 5,761

PPG Industries                                  48,400                 3,367

RJR Nabisco                                     88,900                 2,111

Tomkins (GBP)                                  549,200                 2,983

Unifi                                           10,900                   373

UST                                            122,200                 3,299

                                                                      23,499

Total Consumer Nondurables                                            80,845


CONSUMER SERVICES  5.2%

General Merchandisers  1.3%

J.C. Penney                                     50,500                 3,652

May Department Stores                           37,900                 2,482

                                                                       6,134

Specialty Merchandisers 0.3%

Tupperware                                      57,600                 1,620

                                                                       1,620

Entertainment and Leisure  0.8%

Hilton                                          54,000                 1,539

Reader's Digest (Class A)                       71,800                 1,947

                                                                       3,486

Media and Communications 2.8%

Dow Jones                                       51,600                 2,877

Dun & Bradstreet *                              74,000                 2,673

Knight-Ridder                                   68,000                 3,744

R.R. Donnelly                                   80,100                 3,665

                                                                      12,959

Total Consumer Services                                               24,199


CONSUMER CYCLICALS  6.8%

Automobiles and Related  2.1%

Genuine Parts                                   99,550                 3,441

GM                                              53,400            $    3,568

TRW                                             55,500                 3,031

                                                                      10,040

Building and Real Estate 3.0%

Crescent Real Estate
  Equities, REIT                                73,000                 2,455

Rouse                                           27,400                   861

SECURITY CAPITAL PACIFIC
  TRUST, REIT                                   51,500                 1,159

Simon DeBartolo
  Group, REIT                                  113,136                 3,677

Starwood Hotels &
  Resorts, REIT                                104,905                 5,068

Weingarten Realty
  Investors, REIT                               17,700                   740

                                                                      13,960

Miscellaneous Consumer Durables  1.7%

Eastman Kodak                                   58,900                 4,303

Whirlpool                                       49,800                 3,424

                                                                       7,727

Total Consumer Cyclicals                                              31,727


TECHNOLOGY  1.6%

Electronic Components  0.6%

AMP                                             83,700                 2,877

                                                                       2,877

Electronic Systems  0.4%

Hewlett-Packard                                 33,100                 1,982

                                                                       1,982

Aerospace &  Defense  0.6%

AlliedSignal                                    56,400                 2,503

                                                                       2,503

Total Technology                                                       7,362


CAPITAL EQUIPMENT  1.9%

Electrical Equipment  1.4%

GE                                              55,000                 5,005

Hubbell (Class B)                               43,400                 1,806

                                                                       6,811

Machinery  0.5%

Cooper Industries                               41,467                 2,278

                                                                       2,278

Total Capital Equipment                                                9,089


BUSINESS SERVICES AND TRANSPORTATION  5.2%

Transportation Services  0.3%

Alexander & Baldwin                             38,950            $    1,132

                                                                       1,132

Miscellaneous Business Services  2.3%

Browning-Ferris                                 89,000                 3,093

GATX                                            35,600                 1,562

H&R Block                                       64,400                 2,713

Waste Management                                98,900                 3,461

                                                                      10,829

Railroads  2.6%

Burlington Northern
  Santa Fe                                      24,000                 2,357

Norfolk Southern                               175,000                 5,217

Union Pacific                                  104,500                 4,611

                                                                      12,185

Total Business Services and Transportation                            24,146


ENERGY  12.0%

Energy Services  0.6%

Witco                                           87,500                 2,559

                                                                       2,559

Integrated Petroleum - Domestic  4.5%

Amerada Hess                                    64,100                 3,481

Atlantic Richfield                              79,400                 6,203

British Petroleum ADR                           33,700                 2,974

Occidental Petroleum                            93,200                 2,516

Phillips Petroleum                              40,400                 1,947

Unocal                                          45,700                 1,634

USX-Marathon                                    62,500                 2,145

                                                                      20,900

Integrated Petroleum - International  6.9%

Amoco                                          151,400                 6,302

Chevron                                         68,950                 5,727

Exxon                                           99,000                 7,060

Mobil                                           60,800                 4,659

Royal Dutch Petroleum ADR                       60,000                 3,289

Texaco                                          85,400                 5,097

                                                                      32,134

Total Energy                                                          55,593


PROCESS INDUSTRIES  9.9%

Diversified Chemicals  3.8%

Dow Chemical                                    62,800                 6,072

DuPont                                          58,300            $    4,351

Eastman Chemical                                16,600                 1,033

Hercules                                        85,200                 3,504

Olin                                            65,600                 2,735

                                                                      17,695

Specialty Chemicals  3.1%

3M                                              46,200                 3,797

Great Lakes Chemical                            72,400                 2,855

Imperial Chemical ADR                           31,300                 2,019

Lubrizol                                        41,200                 1,247

Nalco Chemical                                  65,600                 2,304

Pall                                           112,200                 2,300

                                                                      14,522

Paper and Paper Products  2.1%

Consolidated Papers                             83,600                 2,278

Kimberly-Clark                                  84,000                 3,853

Union Camp                                      69,600                 3,454

                                                                       9,585

Forest Products  0.8%

Georgia-Pacific                                 22,400                 1,320

International Paper                             57,300                 2,464

                                                                       3,784

Building and Construction  0.1%

Georgia-Pacific Timber                          17,600                   406

                                                                         406

Total Process Industries                                              45,992


BASIC MATERIALS  2.0%

Metals  1.4%

Inco                                            72,800                   992

Phelps Dodge                                    33,000                 1,887

Reynolds Metals                                 35,200                 1,969

USX-U.S. Steel                                  52,800                 1,743

                                                                       6,591

Mining  0.6%

Lonrho (GBP)                                    99,175                   465

Lonrho Africa (GBP)                             66,175                    81

Newmont Mining                                  85,449                 2,019

                                                                       2,565

Total Basic Materials                                                  9,156

Miscellaneous Common Stocks  0.1%                                        360

Total Common Stocks (Cost  $376,016)                                 430,561

U.S. Government Obligations/Agencies  0.7%

U.S. Treasury Bonds
  6.00%, 2/15/26                          $    500,000            $      520

  6.25%, 8/15/23                                20,000                    21

U.S. Treasury Notes
  5.625%, 2/15/06                              250,000                   251

  5.75%, 8/15/03                               400,000                   404

  5.875%, 11/15/99 - 2/15/04                   920,000                   925

  6.50%, 5/31/01                               700,000                   718

  7.00%, 7/15/06                               400,000                   437

Total U.S. Government Obligations/
Agencies (Cost $3,110)                                                 3,276

Short-Term Investments  6.8%

Money Market Funds  6.8%

Reserve Investment Fund, 5.69% #            31,489,036                31,489

Total Short-Term Investments
(Cost $31,489)                                                        31,489

Total Investments in Securities

100.1% of Net Assets (Cost $410,615)                              $  465,326

Other Assets Less Liabilities                                           (560)

NET ASSETS                                                        $  464,766
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $      112

Accumulated net realized gain/loss -
net of distributions                                                   9,580

Net unrealized gain (loss)                                            54,712

Paid-in-capital applicable to 23,798,911
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of the
corporation authorized                                               400,362

NET ASSETS                                                        $  464,766
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    19.53
                                                                  ----------

   #   Seven-day yield
   *   Non-income producing
 ADR   American Depository Receipt
REIT   Real Estate Investment Trust
 GBP   British sterling

The accompanying notes are an integral part of these financial statements.


Statement of Operations

T. Rowe Price Equity Income Portfolio
(Unaudited)
In thousands

                                                                     6 Months
                                                                        Ended
                                                                      6/30/98

Investment Income

Income
  Dividend                                                         $   5,122
  Interest                                                               994

  Total income                                                         6,116

Expenses
  Investment management and administrative                             1,745

Net investment income                                                  4,371

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           9,658
  Foreign currency transactions                                            5

  Net realized gain (loss)                                             9,663

Change in net unrealized gain or loss
  Securities                                                           8,886
  Other assets and liabilities
  denominated in foreign currencies                                        1

Change in net unrealized gain or loss                                  8,887

Net realized and unrealized gain (loss)                               18,550

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  22,921
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets

T. Rowe Price Equity Income Portfolio
(Unaudited)
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $      4,371         $      5,492
  Net realized gain (loss)                           9,663               10,082
  Change in net unrealized
  gain or loss                                       8,887               37,580

  Increase (decrease) in net
  assets from operations                            22,921               53,154

Distributions to shareholders
  Net investment income                             (4,259)              (5,541)
  Net realized gain                                 (1,058)              (9,992)

  Decrease in net assets
  from distributions                                (5,317)             (15,533)

Capital share transactions*
  Shares sold                                      116,951              206,293
  Distributions reinvested                           5,317               15,533
  Shares redeemed                                  (19,830)             (18,474)

  Increase (decrease) in
  net assets from capital
  share transactions                               102,438              203,352

Net Assets

  Increase (decrease) during period                120,042              240,973
  Beginning of period                              344,724              103,751

  End of period                               $    464,766         $    344,724
                                              ---------------------------------

*Share information
  Shares sold                                        6,002               11,952
  Distributions reinvested                             268                  862

  Shares redeemed                                   (1,012)              (1,074)

  Increase (decrease)
  in shares outstanding                              5,258               11,740

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements

T. Rowe Price Equity Income Portfolio
June 30, 1998 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Equity Income Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $136,677,000 and $37,339,000, respectively, for the six months ended June 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $410,615,000, and net unrealized gain aggregated $54,711,000, of which $64,992,000 related to appreciated investments and $10,281,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management and administrative agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $296,000 was payable at June 30, 1998. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $886,000 and are reflected as interest income in the accompanying Statement of Operations.


Invest With Confidence(registered trademark)
T. Rowe Price

100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor
TRP654 (6/98)                                                 K15-057 6/30/98